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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) June 17, 1997

                          AT&T Universal Funding Corp.
              (Originator of the AT&T Universal Card Master Trust)
                        AT&T Universal Card Master Trust
                   (Issuer of the Asset Backed Certificates)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  33-93806              59-3325080
----------------------------      --------------------      -------------
        (State or Other           (Commission File          (IRS Employer
        Jurisdiction of           Number)                   Identification
        Incorporation)                                      Number)


 5201 Amelia Earhart Drive, Suite 1001
          Salt Lake City, Utah                                84116
--------------------------------------                      ---------
(Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code (801) 578-0619


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.       Not Applicable

Item 5. Certificateholder Statements ("Reports") for the month ending May 31, 1997 for the AT&T Universal Card Master Trust Series 1995-1, Series 1995-2, Series 1995-3, Series 1996-1, Series
                 1996-2, Series 1996-3, and Series 1997-1 Certificates were distributed on June 17, 1997 and are attached hereto as Exhibits. The EDGAR electronic version of the Reports which were earlier filed as Exhibits to the Current Report on Form 8-K, dated June 17, 1997 and filed June 30, 1997, did not correctly state the Reports that were actually distributed on June 17, 1997.

Item 6.          Not Applicable.

Item 7.          Exhibits.

         The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, and 20.7.

         Exhibit 20.1 Monthly Servicing Report for the month ending May 31, 1997, dated June 17, 1997, with respect to the AT&T Universal Card Master Trust Series 1995-1.

         Exhibit 20.2 Monthly Servicing Report for the month ending May 31, 1997, dated June 17, 1997, with respect to the AT&T Universal Card Master Trust Series 1995-2.

         Exhibit 20.3 Monthly Servicing Report for the month ending May 31, 1997, dated June 17, 1997, with respect to the AT&T Universal Card Master Trust Series 1995-3.





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         Exhibit 20.4             Monthly Servicing Report for the month ending
                                  May 31, 1997, dated June 17, 1997, with
                                  respect to the AT&T Universal Card Master
                                  Trust Series 1996-1.

         Exhibit 20.5 Monthly Servicing Report for the month ending May 31, 1997, dated June 17, 1997, with respect to the AT&T Universal Card Master Trust Series 1996-2.

         Exhibit 20.6 Monthly Servicing Report for the month ending May 31, 1997, dated June 17, 1997, with respect to the AT&T Universal Master Trust Series 1996-3.

         Exhibit 20.7 Monthly Servicing Report for the month ending May 31, 1997, dated June 17, 1997, with respect to the AT&T Universal Master Trust Series 1997-1.


                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   AT&T UNIVERSAL FUNDING CORP.



                                                   By:     /s/Robert A. Miller
                                                      --------------------------
                                                      Name:   Robert A. Miller
                                                      Title:  Treasurer





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                                 EXHIBIT INDEX


Exhibit                           Description                                                 Page
-------                           -----------                                                 ----
20.1                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1995-1.

20.2                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1995-2.

20.3                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1995-3.

20.4                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1996-1.

20.5                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1996-2.

20.6                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1996-3.

20.7                              Monthly Servicing Report for
                                  the month ending May 31, 1997, dated
                                  June 17, 1997, with respect to the AT&T
                                  Universal Card Master Trust Series 1997-1.